UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 19, 2015

CAPITOL ACQUISITION CORP. III

(Exact Name of Registrant as Specified in Charter)

Delaware	001-37588	47-4510443
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

509 7th Street, N.W. Washington, D.C.	20004
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 202-654-7060

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On October 19, 2015, Capitol Acquisition Corp. III (the “Company”) consummated the initial public offering (“IPO”) of 32,500,000 of its units (“Units”), including 2,500,000 Units that were issued pursuant to the underwriters’ over-allotment option. Each Unit consists of one share of Common Stock, $.0001 par value per share (“Common Stock”), and one half of one Warrant (“Warrant”), each whole Warrant to purchase one share of Common Stock at an exercise price of $11.50 per share. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $325,000,000.

Simultaneously with the consummation of the IPO, the Company consummated the private sale (“Private Placement”) of 8,250,000 warrants (“Founders’ Warrants”) at a price of $1.00 per Founders’ Warrant, generating total proceeds of $8,250,000. The Founders’ Warrants were purchased by Capitol Acquisition Management 3 LLC, one of the Company’s sponsors and an affiliate of Mark D. Ein, the Company’s Chairman and Chief Executive Officer, Capitol Acquisition Founder 3, LLC, the Company’s other sponsor and an affiliate of L. Dyson Dryden, the Company’s President and Chief Financial Officer, and Lawrence Calcano, Piyush Sodha and Ronald C. Donaldson, each a director of the Company. The Founders’ Warrants are identical to the Warrants included in the Units sold in the IPO except that the Founders’ Warrants are exercisable on a cashless basis and, if the Company calls the Warrants for redemption, the Founders’ Warrants will not be redeemable by the Company so long as they are held by these purchasers or their affiliates. The purchasers of the Founders’ Warrants have agreed that the Founders’ Warrants will not be sold or transferred by them (except in limited situations) until 30 days after the Company has completed a business combination.

An audited balance sheet as of October 19, 2015 reflecting receipt of the proceeds received by the Company in connection with the consummation of the IPO and the Private Placement has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Copies of the press releases issued by the Company announcing the effectiveness of the Registration Statement, exercise of the portion of the over-allotment option and closing of the IPO are included as Exhibits 99.2, 99.3 and 99.4, respectively, to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits:

	Exhibit 99.1	Audited Balance Sheet

	Exhibit 99.2	Press release dated October 13, 2015

	Exhibit 99.3	Press release dated October 15, 2015

	Exhibit 99.4	Press release dated October 20, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 23, 2015	CAPITOL ACQUISITION CORP. III

	By:	/s/ Mark D. Ein
Mark D. Ein
Chief Executive Officer

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